American Century Municipal Trust

PROSPECTUS SUPPLEMENT

HIGH-YIELD MUNICIPAL FUND

Supplement dated July 1, 2003 * Prospectus dated December 20, 2002
                                (Investor Class, A Class, B Class and C Class)

The following replaces the Average Annual Total Returns table on page 4 of the
Investor Class and page 4 of the A/B/C Class prospectuses:

    INVESTOR CLASS

    For the calendar year ended December 31, 2001    1 year      Life of Fund(1)
    ----------------------------------------------------------------------------
    High-Yield Municipal(2)
    Return Before Taxes                              6.50%       4.82%
    Return After Taxes on Distributions              6.49%       4.78%
    Return After Taxes on Distributions
      and Sale of Fund Shares                        6.17%       4.93%
    Lehman Brothers Long-Term Municipal Bond Index   4.79%       5.08%
     (reflects no deduction for fees, expenses or taxes)
    ----------------------------------------------------------------------------

    (1)  The inception date for the fund is March 31, 1998.

    (2)  From March 31, 1998, to October 31, 1999, all or a portion of the fund's management fee was waived. As a result, the fund's returns are higher than they would have been had the waiver not been in effect.

The following replaces the Shareholder fees chart on page 5 of the A/B/C Class prospectus:

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                 A Class   B Class   C Class
    ------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases             4.50%     None      None
     (as a percentage of offering price)
    ------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load)                         None(1)   5.00%(2)  1.00%(3)
     (as a percentage of the original offering price
     for B Class shares or the lower of the original offering
     price or redemption proceeds for A and C Class shares)
    ------------------------------------------------------------------------------------------

    (1)  Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

    (2)  This charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 15, and is eliminated after six years.

    (3)  This charge is 1.00% in the first year after purchase and is eliminated thereafter.

The following replaces the chart on page 11 of the A/B/C Class prospectus:

     Investment Category Fee Schedule     Complex Fee Schedule (A, B and C Class)

     CATEGORY ASSETS    FEE RATE          COMPLEX ASSETS      FEE RATE
     ---------------    --------          --------------      --------
     First $1 billion   0.4100%           First $2.5 billion  0.3100%
     Next $1 billion    0.3580%           Next $7.5 billion   0.3000%
     Next $3 billion    0.3280%           Next $15 billion    0.2985%
     Next $5 billion    0.3080%           Next $25 billion    0.2970%
     Next $15 billion   0.2950%           Next $50 billion    0.2960%
     Next $25 billion   0.2930%           Next $100 billion   0.2950%
     Thereafter         0.2925%           Next $100 billion   0.2940%
                                          Next $200 billion   0.2930%
                                          Next $250 billion   0.2920%
                                          Next $500 billion   0.2910%
                                          Thereafter          0.2900%

The following replaces the section C Class on page 15 of the A/B/C Class prospectus:

    C Class Shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within 12 months of purchase you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less.

    The CDSC will not be charged on shares acquired through reinvestment of dividends or distributions or increases in the net asset value of shares.

SH-SPL-35106   0307